FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-30139

THE GABELLI VALUE 25 FUND INC. (the “Fund”)

Supplement dated June 22, 2017, to the Fund’s Summary Prospectus, Prospectus, and

Statement of Additional Information for Class AAA Shares, Class A Shares, Class C Shares,

Class I Shares, and Class T Shares each dated April 28, 2017

Effective July 5, 2017, the Fund will offer Class T Shares for sale. The ticker symbol for Class T Shares will be GVCTX. Accordingly, corresponding changes are made in the applicable sections of the Summary Prospectus, the Prospectus, and the Statement of Additional Information.

Additionally, as previously disclosed, Class C shares held by Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), customers will be converted into Class A shares of the same Fund after they have been held for ten years. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, voluntary conversions to a different class of shares generally should not be treated as a taxable event.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS,

PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION FOR REFERENCE.